Exhibit 99.01

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Mid-Atlantic Investor Meetings

September 12-13, 2005

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims; actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

Strategy — Building the Core

Invest in utility assets

AND

Earn our allowed return on equity

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Drivers to Value Creation

Earn Authorized
Return
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Increase
Equity
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Increase
Investment
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Service
Territory Growth
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Potential Regulatory Income and Depreciation*

			Potential	Growth
			Result	Rate
	2004		2009	2004-2009

Average rate base	$10.5	B	$13 B	4.4%
Regulatory equity ratio	50.4%		50 – 52%
Equity rate base	$5.3	B	$6.5 – 6.76 B
Regulatory return on equity	9.6%		10 – 11%
Regulatory net income	$506	M	$650 – $744 M	5 – 8%
Depreciation – Cash flow	$735	M	$910 M**
Potential net income and depreciation from regulated operations	$1,241	M	$1,560 – $1,654 M

*      All figures except 2004 depreciation are on an estimated regulatory basis, which differs from GAAP reporting. A reconciliation from GAAP reporting is shown in the appendix.

**   Assumes depreciation grows at the same rate as rate base.

Capital Expenditure Plan

•                  Prudent

•                  Have regulatory, legislative and environmental support

•                  Manageable

•                  Add to earnings growth

•                  Deliver stronger credit metrics

Regulatory, Legislative and Environmental Support

•                  Minnesota MERP rider

•                  Comanche 3 decision — Forward CWIP and higher equity

•                  Minnesota and Texas transmission investment legislation

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$1,241	$1,500	$1,505	$1,352	$1,266	$6,864

	Anticipated annual growth in average rate base
						Average
	2005	2006	2007	2008	2009	Annual
2004 Rate base $10.5 billion	4%	4%	7%	5%	2%	4.4%

Sources of Funding

•                  Growing cash from operations

•                  Tax loss carry-forward

•                  Proceeds from asset sales

•                  Financing:

•                  Dividend reinvestment program

•                  Modest debt issuance

•                  No equity issuance necessary through 2006

•                  Uncertain whether there is a need for public equity issuance in 2007 or 2008

Rate Cases with Potential Revenue Increases Effective in 2006

•                  Colorado Gas – Requested $34 million

•                  Wisconsin Electric and Gas – Requested $48 million

•                  Minnesota Electric

•                  North Dakota Electric

Rate Cases with Potential Revenue Increases Effective in 2007

•                  Colorado Electric

•                  South Dakota Electric

•                  Texas Electric

•                  New Mexico Electric

Regulatory Net Income Growth Potential

				Annual
			2005 – 2009	Growth
	2004		Potential	Rate
Rate base	$10.5	B	$13 B	4.4%
Utility equity capitalization	50%		50 – 52%	0 to 0.8%
Earned return on utility rate base equity	9.6%		10 – 11%	0 to 2.6%

Total potential growth				4.4 to 7.8%

Company-Owned Life Insurance (COLI)

•                  IRS dispute over tax deductibility of COLI

•                  $350 million potential exposure for tax and interest

•                  $65 million potential exposure for penalties

•                  2005 guidance includes $40 million tax benefit or 9 cents per share for COLI

•                  It will potentially take several years to resolve

•                  Potential FASB financial reporting issue

•                  Exposure draft issued on uncertain tax positions

•                  Impacts financial reporting not cash flows

2005 EPS Guidance Continuing Operations*

2005
Guidance
Regulated utility	$1.27 – 1.37
Holding Company & other	(0.09)
Total earnings from continuing operations	$1.18 – 1.28

* 2005 Guidance includes COLI tax benefits of 9 cents per share

Dividend

•                  Annual dividend increased by 3 cents May 2005

•                  Current annual dividend rate of 86 cents

•                  Annual dividend increases consistent with long-term earnings growth of 2 – 4%

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Transparent Low-Risk Strategy

•                  Constructive legislative & regulatory climate

•                  Strategy delivers:

•                  Competitive total return to shareholders

•                  Improving credit metrics

Appendix

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4th largest US electric and gas utility — Customers:

3.3 Million Electric

1.8 Million Gas

Strong Regional Economy

Unemployment rate — February 2005
US	5.8%
Xcel service area	4.7%

Job growth – 2005 Forecast	2.4%
Xcel service area

Xcel annual sales growth — 2005-2009
Electric	2.0%
Gas	1.2%

Organizational Structure 2004 Results

		Xcel Energy Inc.	Income from Continuing
		$527	Operations (Dollars in millions)

Holding
Company
$(43)

Northern States Power Company - Minnesota	Northern States Power Company - Wisconsin	Public Service Company of Colorado	Southwestern Public Service Company	Subsidiaries • Eloigne • Quixx
$230	$54	$218	$55	$13

Regulated				Nonregulated

Rate Base and Returns

Dollars in millions

	Rate Base	Earned		Equity
	2004	ROE	Authorized	Ratio
	Average	2004	ROE	2004

Minnesota - Electric retail	$2,992	10.73%	11.47%	50.3%
Minnesota - Gas retail	402	8.50	11.40	50.3
North Dakota - Electric retail	166	10.80	12.00	50.3
North Dakota - Gas retail	39	8.18	11.50	47.6
Colorado - Electric retail	3,042	9.18	10.75	50.1
Colorado - Gas retail	996	8.76	11.00	50.1
Texas - Electric retail	889	9.39	11.50	48.7
NSP (W) - Retail electric	538	NR	11.90	55.8
NSP (W) - Retail gas	70	NR	11.90	55.8
Non-reported	1.4 B
Total including non-reported	10.5 B

NR: Non-reportable

Reconciliation of Estimated Regulatory

Reporting from GAAP

Dollars in millions

Common Equity

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP common stockholder’s equity (1)	$2,007	$433	$2,287	$781	$5,507
2003 GAAP common stockholder’s equity (1)	1,809	425	2,140	814	5,188
Average GAAP common stockholder’s equity	1,908	429	2,213	798	5,348
Adjustments	-5	-5	64	-11	43
Adjusted average equity for purposes of regulatory equity ratio	$1,903	$424	$2,277	$787	$5,391

Debt

Source: 2004 Operating Company 10-K’s

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP total debt (1) (2)	$2,032	$348	$2,502	$861	$5,743
2003 GAAP total debt (1) (2)	2,003	337	1,845	825	5,010
Average GAAP total debt	2,018	342	2,173	843	5,376
Adjustments	-140	-6	94	-16	-68
Adjusted average debt for purposes of regulatory equity ratio	$1,878	$336	$2,267	$827	$5,308

Regulatory equity ratio					50.4%

(1) Source: 2004 Operating Company 10-K’s

(2) Consists of long-term debt, current portion of long-term debt and short-term debt

See note on the bottom of the following page for additional information

Dollars in millions

Net Income

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP net income (1)	$230	$54	$218	$55	$557
Adjustments	-25		–26		-51
Adjusted net income for purposes of regulatory net income	$205	$54	$192	$55	$506

Calculation of Regulatory Net Income

Estimated regulatory rate base ($10.5 B) x Regulatory equity ratio (50.4%) = Estimated equity rate base ($5.3 B)

Regulatory net income ($506 M) ÷ Estimated equity rate base ($5.3 B) = Estimated regulatory return on equity (9.6%)

Depreciation & Amortization – Cash Flows

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP depreciation and amortization – cash flow (1)	$352	$48	$234	$100	$735

(1) Source: 2004 Operating Company 10-K’s

Financial results for regulatory reporting frequently differ from GAAP.

Regulatory reporting includes the use of 12 and 13 month averages for capitalization, eliminates inter-company transactions, excludes non-regulated investments, includes or excludes revenues and or expenses associated with various recovery mechanisms and other factors, all of which may vary from one regulatory jurisdiction to another.

NSP — Minnesota Rate Cases

North Dakota Gas	Approved June	$0.7 million increase

Minnesota Gas	Approved July 10.4% ROE	$5.8 million increase

Minnesota Electric	To be filed Winter 2005
2006 test year
Interim rates early 2006
Decision Summer 2006

North Dakota Electric	To be filed Winter 2005
Interim rates early 2006
Decision Summer 2006

South Dakota Electric	To be filed mid-2006
Decision 2007

PSCo Rate Cases

Colorado Gas	Filed May 27
Requested $34 million
11% ROE
55.49% common equity
Year-end rate base
Decision early 2006

Colorado Electric	To be filed Spring 2006
Decision early 2007

Wisconsin Electric and Gas Rate Case

Requested ROE 11.9%

Common equity ratio  56.32%

Electric requested:  Revenue increase of $40.8 million

Gas requested:  Revenue increase of $7.0 million

Rates expected to be in effect January 2006

SPS Rate Case

Texas Electric	To be filed Summer 2006
Decision 2007

New Mexico Electric	To be filed 2006
Decision 2007

Capital Expenditures $6.9 Billion 2005 – 2009

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Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009
Minnesota MERP	$191	$404	$197	$125	$56
Comanche 3	59	179	287	298	125
Base level capital expenditures	991	917	1,021	929	1,085

Total	$1,241	$1,500	$1,505	$1,352	$1,266

Capital Expenditure Forecast by Operating Company

Dollars in millions

	2005	2006	2007	2008	2009
NSP-Minnesota	$645	$832	$713	$571	$605
NSP-Wisconsin	60	79	75	74	68
PSCo	425	499	593	591	488
SPS	111	90	124	116	105
Total	$1,241	$1,500	$1,505	$1,352	$1,266

NSP — Minnesota Operating Company

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
MERP	$191	$404	$197	$125	$56	$973
Excluding MERP	454	428	516	446	549	2,393
Total	$645	$832	$713	$571	$605	$3,366

MERP	$973
Transmission	459
Nuclear fuel	336
Balance of electric	1,250
Gas	188
Common	160
Total	$3,366

PSCo Operating Company

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Comanche 3	$59	$179	$287	$298	$125	$948
Excl. Comanche 3	366	320	306	293	363	1,648
Total	$425	$499	$593	$591	$488	$2,596

Comanche 3	$948
Transmission	280
Balance of electric	809
Gas	438
Common	98
Thermal	16
Non-utility	7
Total	$2,596

SPS Operating Company

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$111	$90	$124	$116	$105	$546

Transmission	$140
Balance of electric	406
Total electric	$546

NSP — Wisconsin Operating Company

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$60	$79	$75	$74	$68	$356

Transmission	$73
Balance of electric	200
Gas	45
Common	38
Total	$356

Minnesota MERP — Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$191	$404	$197	$125	$56
Cumulative	$238	$642	$839	$964	$1,020

Equity ratio	48.5%	48.5%	48.5%	48.5%	48.5%

Return on equity	10.86%	10.86%	10.86%	10.86%	10.86%

Equity return	$8	$24	$40	$48	$53

Comanche 3 — Potential Earnings

Dollars in Millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$59	$179	$287	$298	$125
Cumulative	$62	$241	$528	$826	$951

Equity ratio	56%	56%	56%	56%	56%

Return on equity	10.75%	10.75%	10.75%	10.75%	10.75%

Equity return	$2	$9	$23	$41	$54

Energy Supply Mix — 2004
Owned and Purchased

Fuel Mix	Purchased Energy

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*  Low-sulfur, low-mercury western coal

Coal Supply Contracted

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		Coal
	Coal	Transportation
2005	99%	100%
2006	78	75
2007	65	45
2008	46	45

Annual consumption:  32 Million tons of low-sulfur, low-mercury western coal

Electric Fuel and Purchased Energy Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to +/- $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if +/- 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside +/- 2% annually

New Mexico:	Recovery of costs with 2 month lag

Retail Electric Rate * Comparison

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* EEI typical bills – Summer 2004

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured
Holding Co.	—	Baa1	—	BBB-
NSPM	A2	A3	A-	BBB-
NSPW	A2	A3	A-	BBB
PSCo	A3	Baa1	A-	BBB-
SPS	—	Baa1	—	BBB

Outlook		Stable		Stable